UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

450 Fifth Street NW

Washington, D.C. 29549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): July 22, 2003

THE CATO CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-3747	56-0484485

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

8100 Denmark Road, Charlotte, North Carolina	28273-5975

(Address of Principal Executive Offices)	(Zip Code)

(704) 554-8510

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

THE CATO CORPORATION

July 22, 2003

INDEX

Page

Item 7 – Financial Statements and Exhibits	3
Item 9 – Regulation FD Disclosure	3
Signatures	4
Exhibit 99 (a) News Release dated July 22, 2003	5–6
Exhibit 99 (b) Stock Repurchase Agreement	7–15
Exhibit 99 (c) Agreement (Wayland H. Cato, Jr.)	16–17
Exhibit 99 (d) Agreement (Edgar T. Cato)	18–19

Item 7 – Financial Statements and Exhibits

     (c) Exhibits

          99(a) - News Released dated July 22, 2003

          99(b) - Stock Repurchase Agreement

          99(c) - Agreement (Wayland H. Cato, Jr.)

          99(d) - Agreement (Edgar T. Cato)

Item 9 – Regulation FD Disclosure

     On July 22, 2003, the Registrant issued a news release to announce that the Registrant has entered into an agreement with a limited partnership and trust affiliated with Wayland H. Cato, Jr. and a limited partnership affiliated with Edgar T. Cato to purchase their entire holdings of the Registrant’s Class B common stock, a total of 5,137,484 shares. The shares will be purchased for $18.50 per share, or a total purchase price of approximately $95.0 million. The Registrant intends to fund the stock repurchase transaction with a combination of currently available cash and a new bank financing facility. This transaction is expected to be completed in August 2003, subject to certain customary closing conditions.

Disclosures About Forward Looking Statements

The discussions included in this document and its exhibits not historical in nature, including specifically the statements regarding the expected completion and benefits of the proposed stock repurchase transaction, are considered “forward-looking” within the meaning of The Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on current expectations that are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those contemplated by the forward-looking statements. Such factors include, but are not limited to, the following: general economic conditions; competitive factors and pricing pressures; the Company’s ability to predict fashion trends; consumer apparel buying patterns; adverse weather conditions and inventory risks due to shifts in market demand. The Company does not undertake to publicly update or revise the forward-looking statements even if experience or future changes make it clear that the projected results expressed or implied therein will not be realized. The Company is not responsible for any changes made to this press release by wire or Internet services.

The news of this event was released on July 22, 2003, as evidenced by Exhibit 99(a) to this Form 8-K. The related Stock Repurchase Agreements are included as Exhibits 99(b), 99(c), and 99(d) to this Form 8-K.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CATO CORPORATION

July 23, 2003 Date	/s/ John P. Derham Cato John P. Derham Cato President, Vice Chairman of the Board and Chief Executive Officer

July 23, 2003 Date	/s/ Michael O. Moore Michael O. Moore Executive Vice President Chief Financial Officer and Secretary

July 23, 2003 Date	/s/ Robert M. Sandler Robert M. Sandler Senior Vice President Controller

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